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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): Sep. 14, 1999 (Sep. 13, 1999)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


             1735 Market Street, Mellon Bank Center, Suite 1300
                    Philadelphia, Pennsylvania    19125
         --------------------------------------------------------
         (Address of principal executive offices)      (Zip Code)


                                215-979-3600
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)















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Item 4. Changes in Registrant's Certifying Accountant

(a) (2) Registrant engaged Cogen Sklar LLP ("Cogen Sklar") as its new independent accountants on September 13, 1999. It is anticipated that another independent accounting firm based in the United Kingdom will be engaged to assist Cogen Sklar in the audit of Registrant's United Kingdom subsidiaries.

        (i) Cogen Sklar had previously been Registrant's independent accountants for fiscal years ended in 1992 through 1998. As such, Registrant has within the last two years consulted Cogen Sklar regarding the application of accounting principles to transactions included in Registrant's audited financial statements for years ended prior to 1999 and the type of audit opinion to be rendered on Registrant's audited financial statements for fiscal years ended prior to 1999.

             For the year ended June 30, 1999, Registrant has not consulted with Cogen Sklar regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Registrant's June 30, 1999 financial statements, and neither written nor oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

        (ii) (a) In a Form 8-K filed on September 13, 1999, Registrant disclosed that its previous accountants, PricewaterhouseCoopers LLP ("PwC") had resigned because, in its opinion, internal controls necessary to develop reliable financial statements for the year ended June 30, 1999 for Registrant's recently acquired United Kingdom subsidiaries are not adequate at this time.

             (b) Registrant has advised Cogen Sklar of the internal control issues cited by PwC. Cogen Sklar has provided Registrant with no oral or written comments regarding such issues.

             (c) Not applicable.

             (d) Registrant requested Cogen Sklar to review the disclosures made in this Form 8-K and provide it with a letter addressed to the SEC containing any new information, clarification of Registrant's expression of its views, or the respects in which it does not agree with the statements made in this Form 8-K. Cogen Sklar has advised Registrant that it will have no such comments to provide and therefore does not plan to provide such a letter.




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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

September 14, 1998

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer